News Release
Contact: Anna Davison, Investor Relations
866.475.0317 x11620
investorrelations@bridgepointeducation.com

Bridgepoint Education Reports Third Quarter 2017 Results

SAN DIEGO (October 25, 2017) - Bridgepoint Education (NYSE:BPI), a provider of postsecondary education services, today announced its results for the three and nine months ended September 30, 2017.
Financial Results for the Three Months Ended September 30, 2017
Revenue for the three months ended September 30, 2017 was $119.4 million, compared with revenue of $136.6 million for the three months ended September 30, 2016.
Operating loss for the three months ended September 30, 2017 was $1.5 million, compared with operating loss of $8.8 million for the three months ended September 30, 2016.
Net income for the three months ended September 30, 2017 was $39,000, compared with net loss of $9.5 million for the three months ended September 30, 2016.
Diluted income per share for the three months ended September 30, 2017 was $0.00, compared with diluted loss per share of $0.20 for the three months ended September 30, 2016.
The Company recognized an income tax benefit of $1.2 million for the three months ended September 30, 2017, compared with an income tax expense of $1.2 million for the three months ended September 30, 2016.
Non-GAAP Financial Results for the Three Months Ended September 30, 2017
Non-GAAP operating income for the three months ended September 30, 2017 was $6.5 million, compared with non-GAAP operating income of $8.3 million for the three months ended September 30, 2016. Non-GAAP operating income for the three months ended September 30, 2017 excludes restructuring and impairment charges of $8.0 million. Non-GAAP operating income for the three months ended September 30, 2016 excludes a legal settlement expense of $16.8 million and restructuring and impairment charges of $0.4 million.
Non-GAAP net income for the three months ended September 30, 2017 was $7.5 million, compared with non-GAAP net income of $4.2 million for the three months ended September 30, 2016. Non-GAAP net income for the three months ended September 30, 2017 excludes restructuring and impairment charges of $8.0 million and an income tax benefit of $0.6 million. Non-GAAP net income for the three months ended September 30, 2016 excludes a legal settlement expense of $16.8 million, restructuring and impairment charges of $0.4 million and a tax benefit of $3.4 million.
Non-GAAP diluted income per share for the three months ended September 30, 2017 was $0.25, compared with non-GAAP diluted income per share of $0.09 for the three months ended September 30, 2016.
Financial Results for the Nine Months Ended September 30, 2017
Revenue for the nine months ended September 30, 2017 was $373.4 million, compared with revenue of $407.6 million for the nine months ended September 30, 2016.
Operating income for the nine months ended September 30, 2017 was $14.3 million, compared with operating loss of $21.8 million for the nine months ended September 30, 2016.

Net income for the nine months ended September 30, 2017 was $16.2 million, compared with net loss of $16.3 million for the nine months ended September 30, 2016.
Diluted income per share for the nine months ended September 30, 2017 was $0.47, compared with diluted loss per share of $0.35 for the nine months ended September 30, 2016.
The Company recognized an income tax benefit of $0.7 million for the nine months ended September 30, 2017, compared with an income tax benefit of $3.6 million for the nine months ended September 30, 2016.
Non-GAAP Financial Results for the Nine Months Ended September 30, 2017
Non-GAAP operating income for the nine months ended September 30, 2017 was $22.3 million, compared with non-GAAP operating income of $13.9 million for the nine months ended September 30, 2016. Non-GAAP operating income for the nine months ended September 30, 2017 excludes and restructuring and impairment charges of $8.0 million. Non-GAAP operating income for the nine months ended September 30, 2016 excludes a legal settlement expense of $32.9 million and restructuring and impairment charges of $2.8 million.
Non-GAAP net income for the nine months ended September 30, 2017 was $23.6 million, compared with non-GAAP net income of $9.0 million for the nine months ended September 30, 2016. Non-GAAP net income for the nine months ended September 30, 2017 excludes and restructuring and impairment charges of $8.0 million and a tax benefit of $0.6 million. Non-GAAP net income for the nine months ended September 30, 2016 excludes a legal settlement expense of $32.9 million, restructuring and impairment charges of $2.8 million and a tax benefit of $10.4 million.
Non-GAAP diluted income per share for the nine months ended September 30, 2017 was $0.69, compared with non-GAAP diluted income per share of $0.19 for the nine months ended September 30, 2016.
Balance Sheet and Cash Flow
As of September 30, 2017, the Company had cash and cash equivalents, restricted cash and investments of $212.1 million, compared with cash and cash equivalents, restricted cash and investments of $381.8 million as of December 31, 2016.
The Company used $16.7 million of cash in operating activities during the nine months ended September 30, 2017, compared with $12.9 million of cash used in operating activities during the nine months ended September 30, 2016.
Student Enrollment
Total student enrollment at the Company's academic institutions, Ashford University and University of the Rockies, was 42,132 students at September 30, 2017, compared with total student enrollment of 47,831 at September 30, 2016.
About Non-GAAP Financial Measures
This press release contains non-GAAP financial measures for non-GAAP operating income, non-GAAP net income and non-GAAP diluted income per share, which exclude a legal settlement expense, restructuring and impairment charges, and certain income tax adjustments, as applicable. These non-GAAP financial measures are not prepared in accordance with U.S. generally accepted accounting principles (GAAP) and are not based on a comprehensive set of accounting rules. Management believes non-GAAP financial measures are useful in providing investors with an understanding of how specific line items in the consolidated statements of income are affected by items that may not be indicative of the operating results of the Company’s core business. To the extent that other companies use similar methods in calculating and reporting non-GAAP operating results, the Company believes provision of supplemental non-GAAP financial information allows for a meaningful comparison of the Company’s performance against the performance of other companies. The Company further believes that these non-GAAP financial measures provide useful information regarding its ongoing operating activities and business trends related to its results of operations, as well as a meaningful comparison with historical financial results. The Company’s management and board of directors utilize these non-GAAP financial measures, together with the Company's financial statements prepared in accordance with GAAP, in developing operating budgets and evaluating the Company's performance. These non-GAAP financial measures are intended to supplement GAAP financial information, and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures may be different from non-

GAAP financial measures used by other companies. Refer to the accompanying tables for a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.
Earnings Conference Call and Webcast
Bridgepoint Education will host a conference call at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Standard Time) today to discuss its latest financial results and recent highlights. The dial-in number for callers in the United States and Canada is 866-859-7412, and the dial-in number for other callers is 832-900-4623. The access code for all callers is 90531576. A live broadcast of the call will also be available on the Company's website at http://ir.bridgepointeducation.com.

A replay of the call will be available via telephone through November 25, 2017. To access the replay, callers in the United States and Canada should dial 855-859-2056 and other callers should dial 404-537-3406, and enter the access code 90531576.
About Bridgepoint Education
Bridgepoint Education, Inc. (NYSE:BPI) harnesses the latest technology to reimagine the modern student experience. Bridgepoint owns two academic institutions - Ashford University and University of the Rockies. Together, these programs, technologies, and resources represent a unique model for advancing education in the 21st century. Bridgepoint stands for greater access, social learning, and exposure to leading minds. For more information, visit www.bridgepointeducation.com or www.facebook.com/BridgepointEducation.
Forward-Looking Statements
This news release may contain forward-looking statements, including, without limitation, statements regarding management’s intentions, hopes, beliefs or expectations, and statements regarding the Company's outlook for the remainder of 2017 and beyond. These forward-looking statements are subject to risks and uncertainties that could cause the Company's actual performance or results to differ materially from those expressed in or suggested by such statements. Such risks and uncertainties include, without limitation, the failure to comply with the extensive regulatory framework applicable to the Company and its institutions, adverse administrative, economic, legislative or regulatory changes affecting the Company and its institutions, the imposition of fines or other corrective measures against the Company's institutions, competition in the postsecondary education market and its potential impact on the Company's market share, recruiting costs and tuition rates, reputational and other risks related to potential compliance audits, regulatory or legal actions, negative publicity or service disruptions, and the inability to recruit and retain students or develop new or expanded programs in a timely and cost-effective manner.
Additional information on factors that could affect the Company's performance or results is included from time to time in the Company's filings with the Securities and Exchange Commission (SEC), including, but not limited to, the Company's Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 7, 2017, the Company's quarterly reports on Form 10-Q and the Company's current reports on Form 8-K. You should not place undue reliance on any forward-looking statements. Forward-looking statements are made on the basis of management's good faith beliefs, expectations and assumptions regarding future events based on information available at the time such statements are made. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update or revise any forward-looking statements to reflect actual results or any changes in assumptions, expectations or other factors affecting such forward-looking statements, except to the extent required by applicable securities laws.

BRIDGEPOINT EDUCATION, INC.
Condensed Consolidated Statements of Income (Loss)
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Revenue	$119,367	$136,583	$373,438	$407,555
Costs and expenses:
Instructional costs and services	57,756	64,095	181,943	200,129
Admissions advisory and marketing	43,669	52,590	132,133	156,798
General and administrative	11,441	11,604	37,019	36,709
Legal settlement expense	—	16,752	—	32,918
Restructuring and impairment charges	8,004	365	8,004	2,766
Total costs and expenses	120,870	145,406	359,099	429,320
Operating income (loss)	(1,503)	(8,823)	14,339	(21,765)
Other income, net	381	557	1,165	1,892
Income (loss) before income taxes	(1,122)	(8,266)	15,504	(19,873)
Income tax expense (benefit)	(1,161)	1,211	(718)	(3,622)
Net income (loss)	$39	$(9,477)	$16,222	$(16,251)

Income (loss) per share:
Basic	$0.00	$(0.20)	$0.49	$(0.35)
Diluted	$0.00	$(0.20)	$0.47	$(0.35)
Weighted average number of common shares outstanding used in computing income (loss) per share:
Basic	29,123	46,315	33,333	46,180
Diluted	29,671	46,315	34,193	46,180

BRIDGEPOINT EDUCATION, INC.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands)

	September 30, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$165,176	$307,802
Restricted cash	19,921	24,533
Investments	26,965	49,434
Accounts receivable, net	34,303	26,457
Prepaid expenses and other current assets	24,548	23,467
Total current assets	270,913	431,693
Property and equipment, net	10,894	12,218
Goodwill and intangibles, net	15,237	17,419
Other long-term assets	5,209	2,046
Total assets	$302,253	$463,376

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$69,840	$77,866
Deferred revenue and student deposits	61,715	74,666
Total current liabilities	131,555	152,532
Rent liability	8,125	16,508
Other long-term liabilities	12,632	13,630
Total liabilities	152,312	182,670
Total stockholders' equity	149,941	280,706
Total liabilities and stockholders' equity	$302,253	$463,376

BRIDGEPOINT EDUCATION, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(In thousands)

	Nine Months Ended September 30,
	2017	2016
Cash flows from operating activities:
Net income (loss)	$16,222	$(16,251)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Provision for bad debts	24,440	23,565
Depreciation and amortization	6,821	10,068
Amortization of premium/discount	20	38
Deferred income taxes	25	—
Stock-based compensation	2,834	5,679
Write-off or impairment of student loans receivable	—	7,542
Net gain on marketable securities	(193)	(103)
Loss on termination of leased space	5,829	—
Loss on disposal or impairment of fixed assets	66	809
Changes in operating assets and liabilities:
Accounts receivable	(32,286)	(29,929)
Prepaid expenses and other current assets	(1,081)	(2,802)
Student loans receivable	—	876
Other long-term assets	(3,164)	2,607
Accounts payable and accrued liabilities	(13,920)	5,508
Deferred revenue and student deposits	(12,952)	(13,049)
Other liabilities	(9,405)	(7,490)
Net cash used in operating activities	(16,744)	(12,932)
Cash flows from investing activities:
Capital expenditures	(2,876)	(1,562)
Purchases of investments	(83)	(20,237)
Capitalized costs for intangible assets	(438)	(649)
Maturities of investments	22,725	14,714
Net cash provided by (used in) investing activities	19,328	(7,734)
Cash flows from financing activities:
Proceeds from exercise of stock options	3,799	142
Proceeds from the issuance of stock under employee stock purchase plan	141	112
Tax withholdings on issuance of stock awards	(1,762)	(1,841)
Repurchase of common stock	(152,000)	—
Net cash used in financing activities	(149,822)	(1,587)
Net decrease in cash, cash equivalents and restricted cash	(147,238)	(22,253)
Cash, cash equivalents and restricted cash at beginning of period	332,335	306,830
Cash, cash equivalents and restricted cash at end of period	$185,097	$284,577

BRIDGEPOINT EDUCATION, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Operating Income (Loss) Reconciliation:
GAAP operating income (loss)	$(1,503)	$(8,823)	$14,339	$(21,765)
Legal settlement expense	—	16,752	—	32,918
Restructuring and impairment charges	8,004	365	8,004	2,766
Non-GAAP operating income	$6,501	$8,294	$22,343	$13,919

Net Income (Loss) Reconciliation:
GAAP net income (loss)	$39	$(9,477)	$16,222	$(16,251)
Legal settlement expense	—	16,752	—	32,918
Restructuring and impairment charges	8,004	365	8,004	2,766
Income tax impact	(590)	(3,445)	(590)	(10,407)
Non-GAAP net income	$7,453	$4,195	$23,636	$9,026

Diluted Income (Loss) Per Share Reconciliation:
GAAP diluted income (loss) per share	$0.00	$(0.20)	$0.47	$(0.35)
Legal settlement expense	—	0.36	—	0.70
Restructuring and impairment charges	0.27	0.01	0.23	0.06
Income tax impact	(0.02)	(0.08)	(0.01)	(0.22)
Non-GAAP diluted income per share	$0.25	$0.09	$0.69	$0.19